Supplement to the
Fidelity® Corporate Bond ETF, Fidelity® Investment Grade Bond ETF, Fidelity® Investment Grade Securitized ETF, Fidelity® Limited Term Bond ETF, and Fidelity® Total Bond ETF
December 30, 2022
Prospectus

Michael Weaver no longer serves as a Co-Portfolio Manager of Fidelity® Total Bond ETF.
Effective April 1, 2023, FMR reduced Fidelity® Limited Term Bond ETF's management fee. The following information replaces similar information for Fidelity® Limited Term Bond ETF found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.25 % A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.25%
A Adjusted to reflect current fees.

1 year	$26
3 years	$80
5 years	$141
10 years	$318

The following information supplements information for Fidelity® Total Bond ETF found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2023.

The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Benjamin Harrison is Co-Portfolio Manager of Fidelity® Total Bond ETF, which he has managed since 2023.  He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Harrison has worked as a managing director of research and business development and portfolio manager.

The following information replaces similar information for Fidelity® Limited Term Bond ETF found in the "Fund Services" section under the "Advisory Fee(s)" heading.
The annual management fee rate, as a percentage of each fund's average net assets, is shown in the following table:
Fund	Management Fee Rate
Fidelity® Limited Term Bond ETF	0.25%
FIXETF-PSTK-0623-105 1.9887760.105	June 7, 2023
Supplement to the
Fidelity® Tactical Bond ETF
January 13, 2023
Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2023.
The following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Benjamin Harrison is Co-Portfolio Manager of the fund, which he has managed since 2023.  He also manages other funds. Since joining Fidelity Investments in 2009, Mr. Harrison has worked as a managing director of research and business development and portfolio manager.

TBE-PSTK-0623-100 1.9910177.100	June 7, 2023